Exhibit 2

STORE Master Funding I-VII Net-Lease Mortgage Notes, Series 2016-1

Report To:
STORE Capital Corporation
Credit Suisse Securities (USA) LLC

30 September 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

STORE Capital Corporation

8501 East Princess Drive, Suite 190

Scottsdale, Arizona 85255

Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

Re:                             STORE Master Funding I, LLC, STORE Master Funding II, LLC, STORE Master Funding III, LLC, STORE Master Funding IV, LLC, STORE Master Funding V, LLC, STORE Master Funding VI, LLC and STORE Master Funding VII, LLC (together, the “Issuers”)

Net-Lease Mortgage Notes, Series 2016-1 (the “Notes”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist the Issuers in evaluating the accuracy of certain information with respect to the Collateral Pool (as defined in the Asset File to Data File Comparison AUP Report, which is defined herein) that will secure the Notes.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report dated 10 March 2016 (the “Asset File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Owned Properties and Leases (both as defined in the Asset File to Data File Comparison AUP Report) that comprise the Collateral Pool that will secure the Notes.

The procedures performed subsequent to the procedures described in the Asset File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, STORE Capital Corporation (the “Property Manager”), on behalf of the Issuers, provided us with the information described in the Asset File to Data File Comparison AUP Report and with:

a.                                      Electronic data files:

i.                                          Labeled “Data Tape 08.31.16 (Final wo Appraisal Updates).xlsx” (the “Data File”) that the Property Manager, on behalf of the Issuers, indicated contains information as of 31 August 2016 (the “Cut-off Date”) relating to the Collateral Pool and

ii.                                       Labeled “EY Excluded Exceptions SMF VII.xlsx” (the “Updated Exempt Lease Schedule”) that the Property Manager, on behalf of the Issuers, indicated contains information as of the Cut-off Date relating to certain Sample 2016-1 Owned Properties and Leases (as defined in the Asset File to Data File Comparison AUP Report) that have Updated Variable Sample Characteristic (as defined below) values that have changed due to certain amendments and other changes between the Statistical Cut-off Date (as defined in the Asset File to Data File Comparison AUP Report) and Cut-off Date,

b.                                      The following list of certain Sample Characteristics (as defined in the Asset File to Data File Comparison AUP Report):

i.                                          Tenant,

ii.                                       Land FT,

iii.                                    Lease term start date,

iv.                                   Lease expiration year,

v.                                      Original lease term (months),

vi.                                   Next lease renewal option date,

vii.                                Raw land value and

viii.                             Consolidated appraised value

(collectively, the “Updated Variable Sample Characteristics”) and

c.                                       Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing certain information that is further described in Attachment A.  The Issuers are responsible for the Data File, Updated Exempt Lease Schedule, Updated Variable Sample Characteristics, information provided to us as described in the Asset File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein.  We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Data File.  We were not requested to perform and we have not performed any procedures other than those listed in the Asset File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Preliminary Data File (as defined in the Asset File to Data File Comparison AUP Report).  We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Updated Exempt Lease Schedule or any other information provided to us by the Property Manager, on behalf of the Issuers, upon which we relied in forming our findings.  Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Owned Properties, Preliminary Leases (both as defined in the Asset File to Data File Comparison AUP Report) or Collateral Pool, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Property Manager, on behalf of the Issuers, that are described in this report.  We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

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We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.                                      Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.                                      Making any findings with respect to:

i.                                          Whether the origination of the Collateral Pool conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.                                       The value of the collateral securing the Collateral Pool,

iii.                                    Whether the originators of the Collateral Pool complied with federal, state or local laws or regulations or

iv.                                   Any other factor or characteristic of the Collateral Pool that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.  It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

30 September 2016

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Attachment A

Procedures performed subsequent to the procedures described in the Asset File to Data File Comparison AUP Report and our associated findings

1.                                      For each commercial real estate property and related lease on the Preliminary Data File and Data File, we compared the property ID (the “Property ID”), as shown on the Preliminary Data File, to the corresponding Property ID, as shown on the Data File, and noted that:

a.                                      29 of the Owned Properties and Leases included on the Data File were not included on the Preliminary Data File,

b.                                      21 of the Preliminary Owned Properties and Preliminary Leases included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Owned Properties and Preliminary Leases”) and

c.                                       15 of the Removed Preliminary Owned Properties and Preliminary Leases were Sample 2016-1 Owned Properties and Leases (as defined in the Asset File to Data File Comparison AUP Report) (the “Removed Sample 2016-1 Owned Properties and Leases”).  The Removed Sample 2016-1 Owned Properties and Leases are Sample 2016-1 Owned Property and Lease numbers 1, 2, 11, 19, 20, 21, 22, 23, 24, 25, 26, 27, 53, 67 and 154 (as shown in the Asset File to Data File Comparison AUP Report).

The Property Manager, on behalf of the Issuers, indicated that seven of the Removed Preliminary Owned Properties and Preliminary Leases (one of which was also a Removed Sample 2016-1 Owned Property and Lease) not included on the Data File were sold after the Statistical Cut-off Date and prior to the Cut-off Date.  We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Property Manager, on behalf of the Issuers, that is described in the preceding sentence.

2.                                      For the 148 Sample 2016-1 Owned Properties and Leases on the Data File, we compared the Sample Characteristics (except as described in the succeeding paragraphs of this Item 2.), all as shown on the Preliminary Data File, to the corresponding information, as shown on the Data File.  Except for the information shown on Exhibit 1 to Attachment A, all such compared information was in agreement.

1

2.    (continued)

The Property Manager, on behalf of the Issuers, instructed us not to perform the comparison procedures described in the preceding paragraph of this Item 2. for:

a.                                      The personal guarantee, corporate guarantee, appraisal date, date of last bump in rent, date of next bump in rent, tenant purchase option (Y/N), current consolidated payment and most recent aggregate unit FCCR Sample Characteristics, which the Property Manager, on behalf of the Issuers, instructed us not to compare due to the passage of time between the Statistical Cut-off Date and Cut-off Date and

b.                                      Any Sample 2016-1 Owned Property and Lease and any one, or more, Updated Variable Sample Characteristics as indicated on the Updated Exempt Lease Schedule, which the Property Manager, on behalf of the Issuers, indicated have changed due to certain amendments and other changes between the Statistical Cut-off Date and Cut-off Date corresponding to the Updated Variable Sample Characteristics.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions and information provided by the Property Manager, on behalf the Issuers, that are described in this Item 2.

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Exhibit 1 to Attachment A

Certain Sample 2016-1 Owned Properties and Leases

Sample Characteristic Differences Between the Preliminary Data File and Data File

Sample 2016-1 Owned Property and Lease Number	Sample Characteristic	Preliminary Data File Value	Data File Value

3	Sector Industry group	Retail Trade Health and Personal Care Stores	Manufacturing Pharmaceutical and Medicine Manufacturing

30	City	Burton	Flint

60	City	Mt. Morris Twp	Flint

131	Concept Land FT	South Florida Radiation Oncology 301,014	SFM Radiation IV/Kendall 6,290

138	City	Lenior	Lenoir

156	Next lease renewal option date	12/1/2024	11/13/2024

157	Next lease renewal option date	12/11/2024	12/10/2024